ESPEED REPORTS THIRD QUARTER 2004 OPERATING EPS OF $0.11 AND
GAAP EPS OF $0.10

Company Provides Guidance for Fourth Quarter and Full Year 2004

NEW YORK—(BUSINESS WIRE)—November 4, 2004—eSpeed, Inc. (NASDAQ: ESPD-News), a leading developer of electronic marketplaces and trading technology for the global capital markets, today reported results for the third quarter ended September 30, 2004.

Earnings

eSpeed reported net income of $5.7 million, or $0.10 per diluted share, for the third quarter 2004 on a Generally Accepted Accounting Principles (GAAP) basis. To reflect earnings generated from the Company's operations, eSpeed also reports operating income. For the same period, the Company reported operating income of $6.0 million, or $0.11 per diluted share. The difference between operating income and GAAP net income is a $0.2 million charge for a charitable contribution to the Cantor Fitzgerald Relief Fund related to the September 11th Charity Day and a $0.1 million non-cash charge for business partner securities. For comparative purposes, eSpeed reported operating income of $10.8 million, or $0.19 per diluted share, in the third quarter of 2003.

Revenues

eSpeed's total revenues for the third quarter 2004 were $39.8 million, compared to total revenues of $44.3 million for the third quarter 2003. Third quarter 2004 fully electronic revenues were $25.5 million compared to $32.3 million in the third quarter 2003. Total revenues from Software Solutions in the third quarter 2004 were $8.0 million versus $6.1 million in the third quarter 2003.

Third quarter 2004 pre-tax operating margins were 24.9 percent versus 39.9 percent in the third quarter 2003.

Volume & Transactions

Fully electronic volume was $6.9 trillion for the third quarter 2004, compared to $9.6 trillion reported by the Company in the third quarter 2003. eSpeed's total electronic volume, including fully electronic and voice-assisted transactions, for the third quarter 2004 was $10.4 trillion, compared with $12.4 trillion in the third quarter 2003. Average daily Federal Reserve US Treasury volume was $486 billion for the third quarter 2004. eSpeed had expected average daily Federal Reserve US Treasury volume to be between $445 and $465 billion for this period.

Fully electronic notional volume for new products, which eSpeed defines as mortgage-backed securities, foreign exchange, interest rate swaps, futures and repos, was $376 billion in the third quarter 2004, compared to $199 billion in the second quarter 2004. Volume for the eSpeed Equities direct access product was 105 million shares in the third quarter 2004, compared with 102 million shares in the second quarter 2004.

Free Cash Flow & Cash

The Company generated free cash flow of $13.0 million for the third quarter 2004. Excluding related party receivables and payables, free cash flow for the third quarter of 2004 was $13.3 million. As of September 30, 2004, eSpeed's cash and cash equivalents was approximately $223 million.

From August 6 to date, eSpeed repurchased approximately 1.3 million shares of the Company's stock for a total of $12.4 million in cash, at an average price of $9.56 per share.

Outlook

For the fourth quarter 2004, eSpeed expects operating earnings to be in the range of $0.05 to $0.06 per diluted share. This guidance is based on the Company's expectations that the average daily Federal Reserve US Treasury volume will be between $455 and $475 billion for the fourth quarter

2004, and on an anticipated increase in expenses associated with the Company's acquisition of ITSECCO Holdings Limited, as well as expenses associated with the increase in the size of the Company's sales force.

eSpeed expects to generate operating revenues in excess of $163 million and expects its pre-tax operating margins to be approximately 30 percent for the full year 2004. Operating earnings for 2004 are expected to be in a range of $0.51 to $0.52 per diluted share.

"As we prepare to close out this year and continue looking toward 2005, the business lines that make up our foundation provide a solid base on which our business can grow," commented Howard W. Lutnick, Chairman and CEO of eSpeed. "We are committed to maintaining our strong foundation, leveraging that foundation for future growth, and capturing the opportunities in our markets."

Non-GAAP Financial Measures

To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative year-over-year operating performance, eSpeed uses non-GAAP financial measures of revenues, net income and earnings per share, which are adjusted to exclude certain non-operating expenses and gains. In addition, the Company provides a computation of free cash flows. These non-GAAP financial measurements do not replace the presentation of eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating eSpeed's financial performance. In the third quarter of 2004, the difference between GAAP net income and non-GAAP net operating income was $0.3 million.

About eSpeed, Inc.

eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and equities marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial and non-financial products over eSpeed's global private network or via the Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

Statements contained in this Press Release, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: the effects of the attacks on the World Trade Center, market volatility, the limited operating history of eSpeed, Inc., and its ability to enter into marketing and strategic alliances, to effectively manage its growth, to expand the use of its electronic systems and to induce clients to use its marketplaces and services, and other factors that are discussed in eSpeed's Annual Report on Form 10-K, filed with the Securities and Exchange Commission.

Contacts:
Investors:
Kim Henneforth
212-610-2433

Media:
Michael Geller
212-610-2430

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(In thousands, except share data)

	September 30, 2004	December 31, 2003
	(Unaudited)
Assets
Cash and cash equivalents	$37,116	$55,318
Reverse repurchase agreements with related parties	185,951	173,182
Total cash and cash equivalents	223,067	228,500
Fixed assets, net	46,568	34,467
Investments	12,394	11,449
Intangible assets, net	18,906	18,927
Receivable from related parties	1,218	1,518
Other assets	2,460	2,707
Total assets	$304,613	$297,568

Liabilities and Stockholders' Equity
Liabilities:
Payable to related parties	$3,416	$6,323
Accounts payable and accrued liabilities	30,209	19,560
Total liabilities	33,625	25,883

Stockholders' Equity:
Preferred stock, par value $0.01 per share; 50,000,000 shares authorized, 600 and 8,000,600 shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	—	80
Class A common stock, par value $.01 per share; 200,000,000 shares authorized; 32,484,734 and 30,953,867 shares issued at September 30, 2004 and December 31, 2003, respectively	325	310
Class B common stock, par value $.01 per share; 100,000,000 shares authorized; 23,889,270 and 25,139,270 shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	239	251
Additional paid-in capital	290,530	287,593
Unamortized expense of business partner and non-employee securities	(471)	(1,192)
Treasury stock, at cost: 2,852,715 and 186,399 shares of Class A common stock at September 30, 2004 and December 31, 2003, respectively	(31,846)	(2,094)
Retained earnings (accumulated deficit)	12,211	(13,263)
Total stockholders' equity	270,988	271,685
Total liabilities and stockholders' equity	$304,613	$297,568

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME IN ACCORDANCE WITH GAAP (unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues:
Transaction revenues with related parties
Fully electronic transactions	$25,489	$32,300	$85,170	$82,348
Voice-assisted brokerage transactions	5,233	5,153	16,449	14,959
Screen-assisted open outcry transactions	225	128	614	420
Total transaction revenues with related parties	30,947	37,581	102,233	97,727
Software Solutions fees from related parties	4,681	3,821	13,268	11,351
Software Solutions and licensing fees from unrelated parties	3,278	2,321	9,383	6,662
Interest income	865	547	2,370	1,652
Total revenues	39,771	44,270	127,254	117,392
Expenses:
Compensation and employee benefits	10,499	9,790	29,582	27,873
Occupancy and equipment
Amortization of software development costs	2,553	1,981	7,204	5,491
Other occupancy and equipment	6,322	6,210	18,622	17,448
Professional and consulting fees	1,663	953	3,461	2,927
Communications and client networks	1,684	1,715	4,892	5,024
Marketing	319	373	1,084	1,115
Administrative fees to related parties	3,435	2,579	9,604	7,747
Amortization of business partner and non-employee securities	136	648	722	1,715
Other	3,742	3,706	10,258	8,855
Total expenses	30,353	27,955	85,429	78,195
Income before income tax provision	9,418	16,315	41,825	39,197
Income tax provision	3,683	6,353	16,354	11,658
Net income	$5,735	$9,962	$25,471	$27,539
Per share data:
Basic earnings per share	$0.11	$0.18	$0.46	$0.50
Diluted earnings per share	$0.10	$0.17	$0.45	$0.48
Basic weighted average shares of common stock outstanding	54,398	55,291	55,538	55,205
Diluted weighted average shares of common stock outstanding	55,289	57,730	57,065	57,171

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues:
Transaction revenues with related parties
Fully electronic transactions	$25,489	$32,300	$85,170	$82,348
Voice-assisted brokerage transactions	5,233	5,153	16,449	14,959
Screen-assisted open outcry transactions	225	128	614	420
Total transaction revenues with related parties	30,947	37,581	102,233	97,727
Software Solutions fees from related parties	4,681	3,821	13,268	11,351
Software Solutions and licensing fees from unrelated parties	3,278	2,321	9,383	6,662
Interest income	865	547	2,370	1,652
Total revenues	39,771	44,270	127,254	117,392
Expenses:
Compensation and employee benefits	10,499	9,790	29,582	27,873
Occupancy and equipment
Amortization of software development costs	2,553	1,981	7,204	5,491
Other occupancy and equipment	6,322	6,210	18,622	17,448
Professional and consulting fees	1,663	953	3,461	2,927
Communications and client networks	1,684	1,715	4,892	5,024
Marketing	319	373	1,084	1,115
Administrative fees to related parties	3,435	2,579	9,604	7,747
Other	3,402	3,019	9,918	8,168
Total operating expenses	29,877	26,620	84,367	75,793
Pre-tax operating income	9,894	17,650	42,887	41,599
Income tax provision	3,869	6,873	16,768	12,323
Net operating income	6,025	10,777	26,119	29,276
Non-operating loss:
Charitable contribution Re: 9/11, net of tax	(207)	(420)	(207)	(420)
Amortization of business partner and non-employee securities, net of tax	(83)	(395)	(441)	(1,317)
Total non-operating loss	(290)	(815)	(648)	(1,737)
GAAP net income	$5,735	$9,962	$25,471	$27,539
Per share data:
Basic pre-tax operating income per share	$0.18	$0.32	$0.77	$0.75
Basic tax provision per share	$(0.07)	$(0.12)	$(0.30)	$(0.22)
Basic net operating income per share	$0.11	$0.19	$0.47	$0.53
Basic non-operating loss per share	$(0.01)	$(0.01)	$(0.01)	$(0.03)
Basic GAAP earnings per share	$0.11	$0.18	$0.46	$0.50
Diluted pre-tax operating income per share	$0.18	$0.31	$0.75	$0.73
Diluted tax provision per share	$(0.07)	$(0.12)	$(0.29)	$(0.22)
Diluted net operating income per share	$0.11	$0.19	$0.46	$0.51
Diluted non-operating loss per share	$(0.01)	$(0.01)	$(0.01)	$(0.03)
Diluted GAAP earnings per share	$0.10	$0.17	$0.45	$0.48
Basic weighted average shares of common stock outstanding	54,398	55,291	55,538	55,205
Diluted weighted average shares of common stock outstanding	55,289	57,730	57,065	57,171
Additional data:
Pre-tax operating margin	24.9%	39.9%	33.7%	35.4%

eSpeed, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Cash flows from operating activities:
Net income	$5,735	$9,962	$25,471	$27,539
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,140	4,604	17,271	13,044
Amortization of business partner and non-employee securities	136	648	722	1,715
Equity in net loss of unconsolidated investments	32	41	42	80
Deferred income tax expense	414	928	1,022	3,481
Tax benefit from stock option and warrant exercises	23	1,778	958	3,110
Issuance of securities under employee benefit plan	30	30	90	160
Changes in operating assets and liabilities:
Receivable from related parties	(93)	(1,650)	300	2,800
Other assets	32	991	(1,447)	(730)
Payable to related parties	(141)	393	(2,907)	(15,311)
Accounts payable and accrued expenses	9,514	6,289	9,632	7,884
Net cash provided by operating activities	21,822	24,014	51,154	43,772
Cash flows from investing activities:
Purchase of fixed assets	(1,941)	(2,569)	(11,271)	(4,471)
Sale of premises and equipment	—	—	—	2,752
Capitalization of software development costs	(5,200)	(3,183)	(13,647)	(9,596)
Capitalization of patent defense and registration costs	(1,641)	(1,018)	(4,441)	(3,671)
Purchase of investment	—	—	(360)	0
Net cash used in investing activities	(8,782)	(6,770)	(29,719)	(14,986)
Cash flows from financing activities:
Repurchase of Class A common stock	(29,752)	—	(29,752)	(1,872)
Proceeds from exercises of stock options and warrants	58	5,158	1,811	6,137
Receivable from broker on stock option exercises	123	(4,065)	1,073	(4,065)
Net cash (used in) provided by financing activities	(29,571)	1,093	(26,868)	200
Net increase in cash and cash equivalents	(16,531)	18,337	(5,433)	28,986
Cash and cash equivalents at beginning of period	239,598	198,648	228,500	187,999
Cash and cash equivalents at end of period	$223,067	$216,985	$223,067	$216,985

eSpeed, Inc. and Subsidiaries
COMPUTATION OF CONSOLIDATED FREE CASH FLOWS (unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Pre-tax operating income	$9,894	$17,650	$42,887	$41,599
Depreciation and amortization	6,140	4,604	17,271	13,044
Other non-cash items	62	71	132	240
Pre-tax operating income adjusted for depreciation, amortization and other	16,096	22,325	60,290	54,883
Income tax provision on operating income	(3,869)	(6,873)	(16,768)	(12,323)
Income tax benefit on non-operating loss	186	520	414	665
Deferred income tax expense	414	928	1,022	3,481
Tax benefit from stock option and warrant exercises	23	1,778	958	3,110
Income taxes paid	1,665	3,360	12,851	3,360
Decrease (increase) in current income tax payable	(1,581)	(287)	(1,523)	(1,707)
Changes in related party receivable and payable, net	(234)	(1,257)	(2,607)	(12,511)
Changes in other operating assets and liabilities, net	7,881	3,920	(4,666)	3,794
Charitable contribution Re: 9/11	(340)	(687)	(340)	(687)
Net cash provided by operating activities	21,822	24,014	51,154	43,772
Purchase of fixed assets	(1,941)	(2,569)	(11,271)	(4,471)
Capitalization of software development costs	(5,200)	(3,183)	(13,647)	(9,596)
Capitalization of patent defense and registration costs	(1,641)	(1,018)	(4,441)	(3,671)
Purchase of investment	—	—	(360)	—
Free cash flows	13,040	17,244	21,435	26,034
Related party receivable and payable, net	234	1,257	2,607	12,511
Free cash flows, net of related party activity	$13,274	$18,501	$24,042	$38,545

eSpeed, Inc. and Subsidiaries
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP (unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Revenues	$39,771	$44,270	$127,254	$117,392
GAAP revenues	$39,771	$44,270	$127,254	$117,392
Operating expenses	$29,877	$26,620	$84,367	$75,793
Amortization of business partner and non-employee securities [a]	136	648	722	1,715
Charitable contribution Re: 9/11 [b]	340	687	340	687
GAAP expenses	$30,353	$27,955	$85,429	$78,195
Pre-tax operating income	$9,894	$17,650	$42,887	$41,599
Sum of reconciling items = - [a] - [b]	(476)	(1,335)	(1,062)	(2,402)
GAAP income before income tax provision	$9,418	$16,315	$41,825	$39,197
Income tax provision	$3,869	$6,873	$16,768	$12,323
Income tax benefit on non-operating loss [c]	(186)	(520)	(414)	(665)
GAAP income tax provision	$3,683	$6,353	$16,354	$11,658
Net operating income	$6,025	$10,777	$26,119	$29,276
Sum of reconciling items = -[a] - [b] - [c]	(290)	(815)	(648)	(1,737)
GAAP net income	$5,735	$9,962	$25,471	$27,539

eSpeed, Inc. and Subsidiaries
Quarterly Market Activity Report

						% Change 3Q04 vs 2Q04	% Change 3Q04 vs 3Q03
	3Q03	4Q03**	1Q04	2Q04	3Q04
Volume (in billions)
Fully Electronic Volume - Excluding New Products	9,610	7,535	8,209	7,791	6,520	(16.3%)	(32.1%)
Fully Electronic Volume - New Products*	N/A	21	133	199	376	88.9%	—
Voice-Assisted Volume	2,825	2,756	3,586	3,070	3,491	13.7%	23.6%
Total Electronic Volume	12,435	10,312	11,928	11,061	10,388	(6.1%)	(16.5%)
Electronic Transaction Count
Fully Electronic Transactions - Excluding New Products	1,465,263	1,208,331	1,264,612	1,252,654	1,127,444	(10.0%)	(23.1%)
Fully Electronic Transactions - New Products*	N/A	6,242	23,996	38,369	73,457	91.4%	—
Voice-Assisted Transactions	157,901	149,181	175,036	165,906	157,134	(5.3%)	(0.5%)
Total Transactions	1,623,164	1,363,754	1,463,644	1,456,929	1,358,035	(6.8%)	(16.3%)
eSpeed Equities Direct Access (Number of Shares Traded In Millions)	N/A	56	85	102	105	2.8%	—
Trading Days	64	62	62	62	64

*	New Products defined as Mortgage-Backed Securities, Foreign Exchange, Interest Rate Swaps, Repos and Futures. CBOT Futures volume calculated based on per contract notional value of $200,000 for the two year contract and $100,000 for all others.

**	Modification in our calculation based on recognition of new product volume.

Global Interest Rate Futures Volume (1)
CBOT - US Treasury Contracts	83,851,953	72,558,944	85,432,539	97,809,197	97,875,096	0.1%	16.7%
CME - Euro $ Contracts	56,273,797	52,414,323	59,434,778	80,289,683	82,256,775	2.4%	46.2%
EUREX - Bund Contracts	63,377,019	51,717,399	62,145,662	57,280,434	55,998,582	(2.2%)	(11.6%)
Fed UST Volume (in billions) (2)
UST Volume	30,590	26,189	29,843	32,379	31,080	(4.0%)	1.6%
Average Daily UST Volume	478	422	481	522	486	(7.0%)	1.6%

NYSE - Volume (shares traded) - in millions (3)	87,303	85,529	95,386	90,818	84,905	(6.5%)	(2.7%)
Transaction Value - in millions	2,475,689	2,546,235	2,970,628	2,881,358	2,632,744	(8.6%)	6.3%

NASDAQ - Volume (shares traded) - in millions (4)	110,672	112,636	126,314	108,328	99,636	(8.0%)	(10.0%)
Transaction Value - in millions	1,896,887	2,030,335	2,312,291	2,120,171	1,896,115	(10.6%)	(0.0%)

Sources:	(1) Futures Industry Association - Monthly Volume Report - (www.cbot.com, www.cme.com, www.eurexchange.com)

(2) www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank

(3) NYSE - www.nyse.com

(4) NASDAQ - www.marketdata.nasdaq.com

Fiscal Year 2003	Jan'03	Feb'03	Mar'03	Apr'03	May'03	Jun'03	Jul'03	Aug'03	Sep'03
Volume Data (in billions)
Fully Electronic	2,309	1,906	2,564	2,070	2,871	2,840	3,428	2,952	3,230
Voice	864	810	917	761	956	944	992	733	1,100
Total	3,173	2,716	3,481	2,831	3,827	3,784	4,419	3,686	4,330
Transaction Count
Fully Electronic	370,992	305,296	403,307	338,281	425,213	431,131	512,447	453,324	499,492
Voice	49,801	48,449	53,520	44,767	49,946	53,510	55,258	44,804	57,839
Total	420,793	353,745	456,827	383,048	475,159	484,641	567,705	498,128	557,331
Trading Days	21	19	21	21	21	21	22	21	21
Fiscal Year 2004	Jan'04	Feb'04	Mar'04	Apr'04	May'04	Jun'04	Jul'04	Aug'04	Sep'04
Volume Data (in billions)
Fully Electronic	2,982	2,464	2,897	2,912	2,550	2,528	2,151	2,134	2,612
Voice	1,144	1,146	1,296	1,058	1,019	994	1,180	1,023	1,288
Total	4,126	3,610	4,192	3,970	3,569	3,522	3,331	3,157	3,900
Transaction Count
Fully Electronic	449,197	379,084	460,327	460,211	417,503	413,309	361,945	376,279	462,677
Voice	57,178	54,485	63,373	56,948	55,533	53,425	51,941	46,242	58,951
Total	506,375	433,569	523,700	517,159	473,036	466,734	413,886	422,521	521,628
Trading Days	20	19	23	21	20	21	21	22	21

Trading Days
2004
Q1	Q2	Q3	Q4
62	62	64	62

2003
Q1	Q2	Q3	Q4
61	63	64	62